UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

TERADATA CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-33458

Delaware	75-3236470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17095 Via Del Campo
San Diego, California 92127

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (866) 548-8348

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	TDC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 2023 Stock Incentive Plan. On May 15, 2025, the stockholders of Teradata Corporation (the “Company” or “Teradata”), upon recommendation of the Teradata Board of Directors (the “Board”), approved the Teradata 2023 Stock Incentive Plan as Amended and Restated (the “Amended 2023 Plan”). The Amended 2023 Plan amends and restates the Teradata 2023 Stock Incentive Plan to increase the number of shares available under the Amended 2023 Plan by 3,687,000 shares. The Amended 2023 Plan is described in our 2025 Proxy Statement, and the full text of the Amended 2023 Plan, attached as Appendix A to our 2025 Proxy Statement, is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 15, 2025.

At the Annual Meeting, the holders of a total of 86,542,946 shares of the Company’s common stock entitled to vote were present in person or represented by proxy, constituting approximately 90% of the total shares issued and outstanding and entitled to vote at the Annual Meeting. Stockholders voted on four matters:

1)a proposal to elect Michael P. Gianoni, Todd E. McElhatton, and Joanne B. Olsen as Class III directors;

2)an advisory (non-binding) vote on executive compensation (a “say-on-pay” vote);

3)a proposal to approve the Amended 2023 Plan; and

4)a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025.

The number of votes cast for or against, the number of abstentions, and the number of broker non-votes with respect to each matter required to be reported herein was certified by an independent inspector of elections, and are set forth below:

1.    Election of three Class III directors for three-year terms expiring at the 2028 Annual Meeting to hold office until their respective successors are duly elected and qualified.

a. Michael P. Gianoni

For: 56,919,685    Against: 20,037,523    Abstain: 409,988    Broker Non-Votes: 9,175,750

b. Todd E. McElhatton

For: 66,129,636    Against: 10,897,542    Abstain: 340,018    Broker Non-Votes: 9,175,750

c. Joanne B. Olsen

For: 66,127,589    Against: 10,906,051    Abstain: 333,556    Broker Non-Votes: 9,175,750

2.    An advisory (non-binding) vote on executive compensation (“say-on-pay”).

For: 64,232,529    Against: 12,994,794    Abstain: 139,873    Broker Non-Votes: 9,175,750

3.    The approval of the Amended 2023 Plan.

For: 62,363,541    Against: 14,886,104    Abstain: 117,551    Broker Non-Votes: 9,175,750

4.    Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023.

For: 85,739,834    Against: 686,584    Abstain: 116,528

Item 9.01     Financial Statements and Exhibits
(d)    Exhibits:
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description

10.1
Teradata 2023 Stock Incentive Plan as Amended and Restated. Incorporated herein by reference to Appendix A to Teradata Corporation’s 2025 Proxy Statement on Schedule 14A dated March 27, 2025 (SEC File No. 001-33458)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

By: /s/ Margaret A. Treese
Margaret A. Treese
Chief Legal Officer and Secretary
Dated: May 20, 2025